                                                                      EXHIBIT 24

                                POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned persons hereby constitutes and appoints Gilbert F. Amelio, Donald Macleod, and John M. Clark III, and each of them singly, his true and lawful attorney-in-fact and in his name, place, and stead, and in any and all of his offices and capacities with National Semiconductor Corporation, to sign the Registration Statement with which this Power of Attorney is filed, and any and all amendments to said Registration Statement, and generally to do and perform all things and acts necessary or advisable in connection therewith, and each of the undersigned hereby ratifies and confirms all that each of said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.

           IN WITNESS WHEREOF, each of the undersigned has hereunto executed this Power of Attorney as of the date set forth opposite his signature.

           SIGNATURE                               DATE
           ---------                               ----



 /S/ GILBERT F. AMELIO                        July  20, 1995
- -----------------------------------
      Gilbert F. Amelio


 /S/ GARY P. ARNOLD                           July  20, 1995
- -----------------------------------
       Gary P. Arnold


 /S/ ROBERT BESHAR                            July  20, 1995
- -----------------------------------
       Robert Beshar


 /S/ MODESTO A. MAIDIQUE                      July  20, 1995
- -----------------------------------
       Modesto A. Maidique


 /S/ EDWARD R. MCCRACKEN                      July  27, 1995
- -----------------------------------
       Edward R. McCracken


 /S/ J. TRACY O'ROURKE                        July  20, 1995
- -----------------------------------
       J. Tracy O'Rourke


 /S/ CHARLES E. SPORCK                        July  20, 1995
- -----------------------------------
       Charles E. Sporck


 /S/ DONALD E. WEEDEN                         July  20, 1995
- -----------------------------------
       Donald E. Weeden

                                                                    Exhibit 24.0
                                                                        (page 2)


 /S/ DONALD MACLEOD                           July 17 ,  1995
- -----------------------------------
       Donald Macleod


 /S/ ROBERT B. MAHONEY                        July 17  , 1995
- -----------------------------------
       Robert B. Mahoney



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